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SUPERIOR
PERFORMANCE
FOR YOUR
403(b)

                (MOUNTAIN GRAPH PLOTTED FROM DATA IN TABLE BELOW)


              Bonnel               Russel
              Growth   S&P 500      2000
              ------   -------     ------

10/31/94      10000      10000      10000
11/30/94   10019.98   9636.265     9595.9
12/30/94   10079.92   9779.018   9852.782
 1/31/95   9849.464   10032.44    9728.34
 2/28/95   10480.71   10423.04   10133.33
 3/31/95    10931.6   10730.11   10307.02
 4/28/95   11412.55   11045.84      10536
 5/31/95   11582.89   11486.65    10717.2
 6/30/95   12665.03   11752.99   11273.15
 7/31/95   14107.88   12142.57   11922.48
 8/31/95   14238.14   12172.88   12169.22
 9/29/95   14859.37   12686.31   12386.57
10/31/95   14508.67   12640.98   11832.65
11/30/95   14789.23   13195.27   12329.67
12/29/95   14638.38   13449.45   12654.92
 1/31/96   14428.51   13906.67   12641.28
 2/29/96   15016.15   14036.05   13035.31
 3/29/96   15719.21   14171.18   13300.58
 4/30/96   17587.05   14379.92   14011.76
 5/31/96   19066.63   14750.14   14563.97
 6/28/96   17534.58   14806.38   13965.97
 7/31/96   15719.21   14152.59   12746.18
 8/30/96   16548.19   14451.57   13486.22
 9/30/96   17996.29   15264.21   14013.27

                                                      Bonnel Growth Fund $17,996
                                                                 S&P 500 $15,264
                                                            Russell 2000 $14,013


A $10,000 investment in the Bonnel Growth Fund grew to $17,996 in just two years.

Take action now.

Open a new 403(b) account or transfer your existing 403(b) account to the Bonnel Growth Fund today.

Call 1-800-557-2257 for a free investment guide.

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For  more  complete   information,   including   charges  and   expenses,   call
1-800-4-BONNEL (800-426-6635). Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. The Bonnel Growth Fund reflects total return with all dividends reinvested. The Russell 2000 and S&P 500 are unmanaged indexes. The Russell 2000 is considered to be representative of the broad small-cap market. The S&P 500 is representative of the stock market. Average annual total returns as of 9/30/96 are 21.1% for one year and 35.2% since inception. Chart source: Micropal. Chart performance as of 9/30/96.


INVEST YOUR 403(B) IN THE BONNEL GROWTH FUND.

* Your money is invested in a diversified portfolio of growth stocks
* You never pay sales charges or commissions
* You investment is managed by an expert fund manager

TAKE ACTION AND EARN MORE NOW.

Call 308-1222 in San Antonio 1-800-555-2257, ext. 627.